SUPPLEMENT TO THE PROSPECTUS The date of this supplement is April 7, 2017.

For Certain MFS® Funds

Effective immediately, the fifth paragraph under the main heading entitled “Description of Share Classes” is restated in its entirety as follows:

Class R1, Class R2, Class R3, and Class R4 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)) and health savings accounts under Section 223 of the Internal Revenue Code if such accounts are maintained by the fund at an omnibus level. Class R1, Class R2, Class R3, and Class R4 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans.

1028910	MULTI-SUP-III-040717